                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                  FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)                  JULY 14, 1997
                                                  .............................
                               QCS CORPORATION
 ...............................................................................
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




     DELAWARE                     33-18600-D                  84-1057621
 ...............................................................................
  (STATE OR OTHER                (COMMISSION                (I.R.S. EMPLOYER
    JURISDICTION                 FILE NUMBER)               IDENTIFICATION NO.)
  OF INCORPORATION)




       650 CASTRO STREET, SUITE 210, MOUNTAIN VIEW, CALIFORNIA     94041
 ...............................................................................
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE    (415) 966-1214
                                                  .............................



                              NOT APPLICABLE
 ...............................................................................
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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ITEM 5.  OTHER EVENTS

     On July 14, 1997, Johan Vunderink was appointed to the Board of Directors of the Registrant. Mr. Vunderink joins the Registrant's Board of Directors which previously consisted of the Registrant's founders, Messrs. Marcel van Heesewijk and Mattheus Wegbrans. Mr. Vunderink's business background is more fully described in the Registrant's press release announcing Mr. Vunderink's appointment, a copy of which is included as
Exhibit 99 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99. Press release of the Registrant relating to the appointment of Johan Vunderink to Registrant's Board of Directors.


                             SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY AUTHORIZED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

Dated: July 23, 1997

                                            QCS CORPORATION
                                            ------------------------
                                            Registrant


                                            /s/ MARCEL VAN HEESEWIJK
                                            ------------------------
                                            Marcel van Heesewijk
                                            Chairman of the Board of Directors